FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY
FUND

SEMI-ANNUAL REPORT
JUNE 30, 2018
GET THE LATEST NEWS AND INFORMATION
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Letter to Shareholders

Dear Fellow Shareholders,
At a recent investment team meeting, my colleagues and I observed that many investors appear to be underestimating the power of the recent tax cuts and the amount of capital being repatriated to the U.S. In the first quarter alone, nearly $300 billion was repatriated by U.S. companies. To us, this type of stimulus, in conjunction with an economy that continues to do well, should be a tailwind for the next six to twelve months.
After a turbulent start to 2018, stocks rebounded in the second quarter amid solid corporate earnings and a strong jobs market. Rising trade tensions and geopolitical issues contributed to bouts of volatility, but did little to derail the market’s move higher. Even the very real possibility of a trade war and uncertainty about the historic U.S. / North Korea summit could not stop the market from moving higher. At June 30, the S&P 500 was up 2.7% year-to-date. Our Fund also returned 2.7% for the first six months of the year.
In the second quarter, we began to see the impact of the tax cuts and increased government spending, as company earnings rose and jobless claims fell. In May, the unemployment rate was 3.8%, the lowest it’s been since 1969. Optimistic consumers are spending more, buoyed by lower taxes, better job prospects, and increasing household net worth. In response to the strengthening economy, the Fed announced its second quarter-point increase in June and boosted its forecast for anticipated rate hikes in 2018 from three to four.
Consumers are not alone feeling good about their economic prospects, corporate directors and executives also are showing optimism about the future. In the first half of 2018, companies used their tax savings to provide bonuses and raises and to launch a record number of share repurchases and strategic transactions. In fact, the dollar value of merger and acquisition (M&A) activity in 2018 is on pace to be the largest in history. M&A is reshaping several industry sectors, including Telecom, Energy, and Health Care.
In our Fund, investments in Technology, Consumer Discretionary, and Health Care companies were the biggest contributors to our returns. Investments in Industrials, Financials, and Consumer Staples companies had lower returns.
Our Technology holdings were volatile in the first quarter because of fears of increased regulation and concerns over data privacy, but the sector rebounded strongly in the second quarter and finished up 12.5% for the first half of the year. Better-than-expected earnings and signs that U.S. companies will continue to spend on technology drove gains. Standouts for our Fund were Adobe Systems and salesforce.com, both of which benefited from the continued growth in cloud computing.
Consumer Discretionary stocks, led by Amazon and Advanced Auto Parts, generated strong returns for the first half of the year, increasing 12.8%. Our Fund benefited from its overweight position in Amazon. As the company continued to expand its dominant position in retail, its stock price rose 45.4% during the period. Our investment in Advanced Auto Parts, a diversified auto parts retailer, increased 21.0% since purchasing the stock in February. The company is benefitting from positive trends in the do-it-yourself market,

Letter to Shareholders (continued)

driving higher revenue growth. Its new management team is focused on reducing costs to improve profitability. More recently, we added Tractor Supply Company to our portfolio. We like this company for several reasons. They have a differentiated concept offering a diversified mix of products to farm, ranch, and rural customers. Tractor Supply also generates strong returns and has significant room for unit expansion. We also added Chipotle Mexican Grill to our portfolio. The fast-casual restaurant is in the midst of a turnaround following various food contamination concerns. Chipotle has a new CEO who is focused on improving execution, marketing, menu innovation, and accessibility. We see significant room for margin growth as well as unit expansion.
While negative, our holdings in industrial companies beat the return for the Industrials sector of the S&P 500. We think the sector will continue to benefit from tax cuts, increased capital investments, and strong global growth. Two industrial companies we’re invested in performed particularly well in the first half: Boeing, which increased 14.9%, and Cintas, which returned 12.8%. We added Cintas to the portfolio early in 2018; we like the company’s track record of increasing revenue and profitability. Cintas provides uniforms, supplies, and services to businesses across the U.S. We think the company will benefit from the lower corporate tax rate both directly and indirectly, as tax savings should allow its customers to hire and provide uniforms to more people.
Our investments in financial companies returned less than the benchmark. An underweight position in Insurance stocks helped Fund performance, but our investments in Diversified Financials offset this benefit. We repositioned our bank holdings by reducing our investment in Wells Fargo, which has been slow to benefit from its cost-cutting program, and increasing our holdings in JPMorgan Chase, which continues to generate strong results. The company is gaining market share in many of its major business lines and is returning capital to shareholders. Another financial stock we’ve been watching for a while is Lazard Ltd, a financial advisory and asset management company. Lazard has a unique business model that is diversified across M&A advisory and asset management, providing a complementary revenue stream. In the second quarter, we were able to add the stock to our portfolio. Investors’ growing concerns about Lazard’s emerging markets exposure led to a fall in the stock price, which provided an attractive entry point for us.
For the six months ended June 30, 2018, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 2.7%. This compares to a 2.7% total return for the S&P 500 and a 1.7% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 3.3%.
For the twelve months ended June 30, 2018, the Fund’s total return on NAV was 15.8%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 14.4% and 12.7%, respectively. The Fund’s total return on market price was 18.0%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $10.2 million, or $.10 per share, consisting of $.03 net investment income and $.01 long-term capital gain, realized in 2017, and $.06 of net investment income realized in 2018, all taxable in 2018. On July 18, 2018, an additional net investment income dividend

Letter to Shareholders (continued)

of  $.05 per share was declared for payment on August 31, 2018. These constitute the first three payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 619,015 shares of its Common Stock during the past six months. The shares were repurchased at an average price of $15.36 and a weighted average discount to NAV of 14.4%, resulting in a $0.02 increase to NAV per share.
Before concluding, I want to acknowledge and thank our General Counsel, Corporate Secretary, and Chief Compliance Officer Lawrence (Laurie) Hooper, who retired from the Fund on July 2, 2018. In his 21 years of service, Laurie made numerous lasting contributions to our Fund. His hard work and commitment inspired us all. We thank Laurie for his dedication to Adams Funds and wish him the very best in retirement.
We appreciate your trust in us and do not take it for granted. We intend to keep earning it by maintaining our focus on delivering consistent investment returns for shareholders by identifying quality companies that are executing at high levels and trading at attractive valuations.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
July 18, 2018

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

June 30, 2018
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Microsoft Corporation	$82,516,848	4.6%
Amazon.com, Inc.	72,751,440	4.0
Alphabet Inc. Class A & Class C	66,238,389	3.7
Apple Inc.	63,936,994	3.5
Facebook, Inc. Class A	52,369,240	2.9
Adams Natural Resources Fund, Inc.*	43,932,290	2.4
Visa Inc. Class A	43,138,965	2.4
Berkshire Hathaway Inc. Class B	41,697,610	2.3
Bank of America Corp.	41,450,576	2.3
UnitedHealth Group Incorporated	39,843,216	2.2
	$547,875,568	30.3%

*
Non-controlled affiliated closed-end fund

Sector Weightings

30%
25%
20%
15%
10%
5%
0%
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Telecom Services
Utilities

Statement of Assets and Liabilities

June 30, 2018
(unaudited)
Assets
Investments* at value:
Common stocks:
Unaffiliated issuers (cost $1,170,750,170)	$1,744,140,683
Non-controlled affiliate (cost $34,735,404)	43,932,290
Other investment in controlled affiliate (cost $150,000)	1,047,000
Short-term investments (cost $22,532,133)	22,533,133	$1,811,653,106
Cash		254,991
Dividends and other receivables		823,334
Net unrealized gain on open total return swap agreements		616,522
Prepaid expenses and other assets		1,228,250
Total Assets		1,814,576,203

Liabilities
Fund shares purchased		386,715
Due to officers and directors (note 8)		1,482,086
Accrued expenses and other liabilities		1,555,924
Total Liabilities		3,424,725
Net Assets		$1,811,151,478

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 101,105,230 shares (includes 1,236 restricted shares and 54,752 deferred stock units) (note 7)		$101,105
Additional capital surplus		1,122,328,363
Undistributed net investment income		1,356,714
Undistributed net realized gain (loss)		103,263,375
Unrealized appreciation		584,101,921
Net Assets Applicable to Common Stock		$1,811,151,478
Net Asset Value Per Share of Common Stock		$17.91

*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2018
(unaudited)
Investment Income
Income:
Dividends (includes $393,619 from affiliates and net of $21,582 in foreign taxes)	$14,860,048
Other income	104,415
Total Income	14,964,463
Expenses:
Investment research compensation and benefits	2,377,579
Administration and operations compensation and benefits	1,510,090
Occupancy and other office expenses	391,041
Directors’ compensation	263,667
Investment data services	259,939
Transfer agent, custody, and listing fees	155,475
Shareholder reports and communications	153,763
Accounting, recordkeeping, and other professional fees	95,316
Insurance	69,841
Audit and tax services	59,989
Legal services	24,203
Total Expenses	5,360,903
Net Investment Income	9,603,560

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	103,674,685
Net realized gain (loss) on total return swap agreements	1,210,646
Net realized gain distributed by non-conrolled affiliate	43,735
Change in unrealized appreciation on investments (includes $1,325,694 from affiliates)	(69,932,411)
Change in unrealized appreciation on total return swap agreements	616,522
Net Gain (Loss)	35,613,177
Change in Net Assets from Operations	$45,216,737

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2018	Year Ended December 31, 2017
From Operations:
Net investment income	$9,603,560	$21,735,664
Net realized gain (loss)	104,929,066	113,630,703
Change in unrealized appreciation	(69,315,889)	238,168,031
Change in Net Assets from Operations	45,216,737	373,534,398

Distributions to Shareholders from:
Net investment income	(9,146,574)	(21,758,323)
Net realized gain	(1,017,220)	(114,330,503)
Change in Net Assets from Distributions	(10,163,794)	(136,088,826)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	35,695	49,154,304
Cost of shares purchased (note 5)	(9,506,430)	(14,430,657)
Deferred compensation (notes 5, 7)	(202,620)	104,944
Change in Net Assets from Capital Share Transactions	(9,673,355)	34,828,591
Total Change in Net Assets	25,379,588	272,274,163

Net Assets:
Beginning of period	1,785,771,890	1,513,497,727
End of period (including undistributed net investment income of $1,356,714 and $899,728, respectively)	$1,811,151,478	$1,785,771,890

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. ("PEO") and Adams Funds Advisers, LLC ("AFA"), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 8% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. During the six months ended June 30, 2018, the Fund received dividends and long-term capital gain distributions of  $393,619 and $43,735, respectively, from its investment in PEO and recognized a change in unrealized appreciation on its investment in PEO of $546,694. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA provides advisory services to an external party and earns advisory fee revenue based on assets under management. AFA’s profit can fluctuate due to the level of assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund’s valuation of its investment in AFA. At June 30, 2018, AFA had assets under management of $89.9 million, entirely attributed to one client; failure to maintain this existing relationship or to develop new relationships could impact AFA’s ability to generate revenue. To the extent that AFA’s operating costs exceed its revenue earned, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA’s revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee

Notes to Financial Statements (continued)

revenue generated by AFA is monitored to ensure that it does not exceed an amount that would jeopardize the Fund’s status as a regulated investment company. During the six months ended June 30, 2018, the Fund recognized a change in unrealized appreciation on its investment in AFA of  $779,000.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund's expense sharing policy. The Fund's policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average percentage of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual's time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly, except for those related to payroll, which are updated annually.
For the six months ended June 30, 2018, expenses of $451,304 and $113,249 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at June 30, 2018.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Notes to Financial Statements (continued)

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. The Committee uses market-based valuation multiples, including price-to-earnings and price-to-book value, and discounted free cash flow analysis, or a combination thereof, to estimate fair value. The Committee also considers discounts for illiquid investments, such as AFA. Fair value determinations are reviewed on a regular basis and updated as needed. Due to the inherent uncertainty of the value of Level 3 assets, estimated fair value may differ significantly from the value that would have been used had an active market existed. Any change in the estimated fair value of Level 3 investments is recognized as a change in unrealized appreciation on investments in the Statement of Operations. Given the absence of market quotations or observable inputs, the Fund's investment in AFA is categorized as Level 3 in the hierarchy.
At June 30, 2018, the Fund’s investments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,788,072,973	$—	$—	$1,788,072,973
Other investments	—	—	1,047,000	1,047,000
Short-term investments	22,533,133	—	—	22,533,133
Total investments	$1,810,606,106	$—	$1,047,000	$1,811,653,106
Total return swap agreements*	$—	$616,522	$—	$616,522

*
Unrealized appreciation (depreciation)

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2017	$268,000
Purchases	—
Change in unrealized appreciation on investments	779,000
Balance at June 30, 2018	$1,047,000

There were no transfers between levels during the six months ended June 30, 2018.
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination and concluded no provision was required. Any income tax-related interest or penalties would be recognized as

Notes to Financial Statements (continued)

income tax expense. At June 30, 2018, the identified cost of securities for federal income tax purposes was $1,228,419,233 and net unrealized appreciation aggregated $583,850,395, consisting of gross unrealized appreciation of $599,096,291 and gross unrealized depreciation of $15,245,896.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, and investment in AFA. Differences that are permanent are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2018 were $583,634,811 and $596,594,231, respectively.
4. DERIVATIVES
During the six months ended June 30 , 2018, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements —  Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and to net amounts due across multiple agreements upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement. The fair value of

Notes to Financial Statements (continued)

each open total return swap agreement is presented on the Schedule of Investments. During the six months ended June 30, 2018, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity, were $48,484,915 and $(48,222,628), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2018, securities, as denoted in the Schedule of Investments, with a value of  $495,364 were pledged by the Fund and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2018, the Fund issued 2,358 shares of its Common Stock at a weighted average price of $15.11 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 22, 2017, the Fund issued 3,311,063 shares of its Common Stock at a price of $14.83 per share (the average market price on December 8, 2017) to shareholders of record on November 22, 2017, who elected to take stock in payment of the year-end distribution from 2017 capital gain and investment income. During the year ended December 31, 2017, the Fund issued 3,467 shares of its Common Stock at a weighted average price of $14.78 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Transactions in its Common Stock for 2018 and 2017 were as follows:
	Shares		Amount
	Six months ended June 30, 2018	Year ended December 31, 2017	Six months ended June 30, 2018	Year ended December 31, 2017
Shares issued in payment of distributions	2,358	3,314,530	$35,695	$49,154,304
Shares purchased (at a weighted average discount from net asset value of 14.4% and 15.0%, respectively)	(619,015)	(1,004,274)	(9,506,430)	(14,430,657)
Net activity under the 2005 Equity Incentive Compensation Plan	(13,770)	(11,423)	(202,620)	104,944
Net Change	(630,427)	2,298,833	$(9,673,355)	$34,828,591

6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to

Notes to Financial Statements (continued)

supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2018, the Fund recorded matching contributions of  $254,502 and a liability, representing the 2018 discretionary contribution, of  $102,899.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock awards granted prior to the Plan’s expiration remain outstanding at June 30, 2018 and vest on various dates through September 2, 2018, provided the service condition set forth in the award at grant is satisfied. Also outstanding are restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date). Awards earn an amount equal to the Fund’s per share distribution, payable in either cash (employees) or reinvested shares (non-employee directors). Reinvested shares are fully vested and paid concurrently with the payment of the original share grant. A summary of the activity related to nonvested restricted shares and restricted stock units for the six months ended June 30, 2018 is as follows:
Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2017	94,601	$12.80
Reinvested dividend equivalents	262	15.38
Vested & issued	(38,875)	13.40
Balance at June 30, 2018	55,988	$12.40

Compensation cost is based on the fair market value of the award on grant date and recognized on a straight-line basis over the vesting period. Any compensation cost recognized related to an award that is subsequently forfeited due to unmet service conditions is reversed. Total compensation cost related to equity-based compensation for the six months ended June 30, 2018 was $9,392. At June 30, 2018, the Fund had unrecognized compensation cost of $2,403, a component of additional capital surplus, related to nonvested awards that will be recognized over a weighted average period of 0.17 years. The total fair value of awards vested and issued during the six months ended June 30, 2018 was $596,772.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2018 to officers and directors amounted to $4,292,809, of which $295,332 was paid to independent directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2018, $1,482,086 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.

Notes to Financial Statements (continued)

9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2018, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. OPERATING LEASE COMMITMENTS
The Fund and its affiliates lease office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized rental expense of $154,504 for the six months ended June 30, 2018, and its estimated portion of the minimum rental commitments are as follows:
Remainder of 2018	$138,734
2019	266,866
2020	264,954
2021	259,823
2022	266,355
Thereafter	1,133,791
Total	$2,330,523

In February 2016, the Financial Accounting Standards Board updated the guidance on accounting for leases. The updated guidance requires lessees to recognize assets and liabilities that arise from lease transactions. The Fund will adopt the new standard on January 1, 2019, and is evaluating the full impact of adoption.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2018	June 30, 2017	Year Ended December 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$17.55	$15.22	$15.22	$15.04	$15.87	$15.09	$12.43
Net investment income	0.09	0.11	0.22	0.19	0.13	0.20	0.20
Net realized gain (loss) and change in unrealized appreciation	0.35	1.66	3.55	1.03	—	1.83	3.32
Change in accumulated other comprehensive income	—	—	—	—	0.02	(0.01)	0.01
Total from operations	0.44	1.77	3.77	1.22	0.15	2.02	3.53
Less distributions from:
Net investment income	(0.09)	(0.09)	(0.22)	(0.18)	(0.14)	(0.20)	(0.22)
Net realized gain	(0.01)	(0.01)	(1.16)	(0.81)	(0.79)	(0.98)	(0.62)
Total distributions	(0.10)	(0.10)	(1.38)	(0.99)	(0.93)	(1.18)	(0.84)
Capital share repurchases (note 5)	0.02	0.02	0.03	0.02	0.02	0.02	0.02
Reinvestment of distributions	—	—	(0.09)	(0.07)	(0.07)	(0.08)	(0.05)
Total capital share transactions	0.02	0.02	(0.06)	(0.05)	(0.05)	(0.06)	(0.03)
Net asset value, end of period	$17.91	$16.91	$17.55	$15.22	$15.04	$15.87	$15.09
Market price, end of period	$15.42	$14.29	$15.03	$12.71	$12.83	$13.68	$13.07

Total Investment Return (a)
Based on market price	3.3%	13.2%	29.4%	6.9%	0.7%	13.7%	31.8%
Based on net asset value	2.7%	11.9%	26.2%	9.2%	1.8%	14.3%	29.7%

Ratios/Supplemental Data (b)
Net assets, end of period (in millions)	$1,811	$1,672	$1,786	$1,513	$1,472	$1,528	$1,422
Ratio of expenses to average net assets	0.60%	0.57%	0.56%	0.64%	0.96% (c)	0.58%	0.69% (c)
Ratio of net investment income to average net assets	1.07%	1.32%	1.30%	1.29%	0.79% (c)	1.29%	1.44% (c)
Portfolio turnover	65.3%	48.8%	39.2%	32.0%	22.0%	26.6%	55.9%
Number of shares outstanding at end of period (in 000’s)	101,105	98,833	101,736	99,437	97,914	96,287	94,224
(a)
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

(b)
Ratios and portfolio turnover presented on an annualized basis.

(c)
Ratios of expenses to average net assets were 0.67% and 0.63% in 2015 and 2013, respectively, after adjusting for non-recurring pension-related settlement charges. The adjusted ratios of net investment income to average net assets were 1.08% and 1.50% in 2015 and 2013, respectively.

Schedule of Investments

June 30, 2018

(unaudited)
	Shares	Value (a)
Common Stocks — 98.7%
Consumer Discretionary — 12.7%
Advance Auto Parts, Inc.	166,500	$22,594,050
Amazon.com, Inc. (b)	42,800	72,751,440
Chipotle Mexican Grill, Inc. (b)	16,000	6,901,920
Comcast Corporation Class A	286,000	9,383,660
Consumer Discretionary Select Sector SPDR Fund	28,500	3,115,050
Dollar General Corporation	193,937	19,122,188
Home Depot, Inc.	202,700	39,546,770
Lowe's Companies, Inc.	201,100	19,219,127
Magna International Inc.	184,000	10,695,920
Netflix, Inc. (b)	16,100	6,302,023
Tractor Supply Company	183,600	14,043,564
Walt Disney Company	68,800	7,210,928
		230,886,640
Consumer Staples — 7.1%
Coca-Cola Company	161,800	7,096,548
Constellation Brands, Inc. Class A	60,600	13,263,522
Costco Wholesale Corporation	77,900	16,279,542
CVS Health Corporation	174,800	11,248,380
Monster Beverage Corporation (b)	157,100	9,001,830
PepsiCo, Inc. (g)	134,400	14,632,128
Philip Morris International Inc.	295,300	23,842,522
Procter & Gamble Company	131,850	10,292,211
Walmart Inc.	257,300	22,037,745
		127,694,428
Energy — 6.3%
Adams Natural Resources Fund, Inc. (c)	2,186,774	43,932,290
Andeavor	68,000	8,920,240
Exxon Mobil Corporation (g)	308,300	25,505,659
Halliburton Company	354,400	15,969,264
Occidental Petroleum Corporation	112,200	9,388,896
Pioneer Natural Resources Company	57,800	10,938,072
		114,654,421

Schedule of Investments (continued)

June 30, 2018

(unaudited)
	Shares	Value (a)
Financials — 13.5%
Aflac Incorporated	316,300	$13,607,226
Bank of America Corp.	1,470,400	41,450,576
Berkshire Hathaway Inc. Class B (b)	223,400	41,697,610
BlackRock, Inc.	41,400	20,660,256
Goldman Sachs Group, Inc.	50,500	11,138,785
Intercontinental Exchange, Inc.	379,900	27,941,645
JPMorgan Chase & Co.	319,700	33,312,740
Lazard Ltd Class A	198,000	9,684,180
SunTrust Banks, Inc.	378,100	24,962,162
Wells Fargo & Company	358,500	19,875,240
		244,330,420
Health Care — 13.7%
Abbott Laboratories	303,200	18,492,168
AbbVie, Inc.	265,700	24,617,105
Alexion Pharmaceuticals, Inc. (b)	107,200	13,308,880
Becton, Dickinson and Company	97,800	23,428,968
Biogen Inc. (b)	48,900	14,192,736
Edwards Lifesciences Corporation (b)	151,100	21,995,627
Laboratory Corporation of America Holdings (b)	107,700	19,335,381
Merck & Co., Inc.	385,400	23,393,780
Pfizer Inc.	551,040	19,991,731
Thermo Fisher Scientific Inc.	145,400	30,118,156
UnitedHealth Group Incorporated	162,400	39,843,216
		248,717,748
Industrials — 10.1%
Boeing Company	101,200	33,953,612
Caterpillar Inc.	139,100	18,871,697
Cintas Corporation	86,500	16,008,555
Delta Air Lines, Inc.	282,200	13,980,188
Emerson Electric Co.	257,800	17,824,292
FedEx Corporation	86,200	19,572,572
General Electric Company	246,500	3,354,865
Honeywell International Inc.	193,000	27,801,650
Union Pacific Corporation	219,500	31,098,760
		182,466,191

Schedule of Investments (continued)

June 30, 2018

(unaudited)
	Shares	Value (a)
Information Technology — 25.8%
Accenture plc Class A	157,400	$25,749,066
Adobe Systems Incorporated (b)	117,200	28,574,532
Alphabet Inc. Class A (b)	30,900	34,891,971
Alphabet Inc. Class C (b)	28,097	31,346,418
Apple Inc. (g)	345,400	63,936,994
Broadcom Inc.	93,100	22,589,784
Cisco Systems, Inc.	378,700	16,295,461
Facebook, Inc. Class A (b)	269,500	52,369,240
Lam Research Corporation	39,400	6,810,290
Mastercard Incorporated Class A	147,700	29,026,004
Microsoft Corporation	836,800	82,516,848
Oracle Corporation	122,200	5,384,132
salesforce.com, inc. (b)	181,200	24,715,680
Visa Inc. Class A	325,700	43,138,965
		467,345,385
Materials — 1.7%
DowDuPont Inc.	206,600	13,619,072
Freeport-McMoRan, Inc.	414,700	7,157,722
LyondellBasell Industries N.V.	93,700	10,292,945
		31,069,739
Real Estate — 3.9%
American Tower Corporation	85,900	12,384,203
Prologis, Inc.	236,100	15,509,409
Public Storage	86,100	19,532,646
SBA Communications Corporation Class A (b)	46,800	7,727,616
Simon Property Group, Inc.	86,600	14,738,454
		69,892,328
Telecommunication Services — 1.2%
AT&T Inc.	402,882	12,936,551
Verizon Communications Inc.	171,600	8,633,196
		21,569,747
Utilities — 2.7%
Exelon Corporation	299,300	12,750,180
NextEra Energy, Inc.	99,000	16,535,970
Public Service Enterprise Group Incorporated	173,900	9,414,946
WEC Energy Group Inc.	166,200	10,744,830
		49,445,926
Total Common Stocks
(Cost $1,205,485,574)		1,788,072,973
Other Investments — 0.1%
Financials — 0.1%
Adams Funds Advisers (b)(d)
(Cost $150,000)		1,047,000

Schedule of Investments (continued)

June 30, 2018

(unaudited)
	Shares	Value (a)
Short-Term Investments — 1.2%
Money Market Funds — 1.2%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.06% (e)	17,992,317	$17,999,514
Northern Institutional Treasury Portfolio, 1.74% (e)	4,533,618	4,533,618
Total Short-Term Investments
(Cost $22,532,133)		22,533,133
Total — 100.0%
(Cost $1,228,167,707)		1,811,653,106
Other Assets Less Liabilities — 0.0%		(501,628)
Net Assets — 100.0%		$1,811,151,478

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	HD Supply Holdings, Inc. (229,700 shares)	6/14/2019	$9,133,287	$690,141	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Industrial Select Sector SPDR Fund (121,800 shares)	6/14/2019	(9,086,196)	340,929	—

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	QUALCOMM Incorporated (159,000 shares)	6/26/2019	9,146,443	—	(147,774)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (130,800 shares)	6/26/2019	(9,083,798)	—	(23,275)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Cabot Oil & Gas Corporation (394,000 shares)	7/11/2019	9,225,549	138,840	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 107.5%.	Short	SPDR S&P Oil & Gas Exploration & Production ETF (218,700 shares)	7/11/2019	(9,233,208)	—	(195,516)

Schedule of Investments (continued)

June 30, 2018

(unaudited)
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	FLIR Systems, Inc. (169,900 shares)	7/25/2019	9,194,393	—	(368,863)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (128,300 shares)	7/25/2019	(9,105,207)	194,653	—

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Procter & Gamble Company (174,400 shares)	8/2/2019	13,648,980	—	(35,316)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Consumer Staples Select Sector SPDR Fund (264,300 shares)	8/2/2019	(13,642,082)	22,703	—
Gross unrealized gain (loss) on open total return swap agreements					$1,387,266	$(770,744)
Net unrealized gain on open total return swap agreements (f)					$616,522

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley.

(g)
A portion of the position is pledged as collateral for open total return swap agreements.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2018
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2018
Abbott Laboratories	$17,790,836		$18,492,168
Accenture plc Class A	24,863,427		25,749,066
Advance Auto Parts, Inc.	18,687,577		22,594,050
Aflac Incorporated	13,995,073		13,607,226
Berkshire Hathaway Inc. Class B	22,082,545		41,697,610
Biogen Inc.	19,451,078	$5,427,884	14,192,736
Caterpillar Inc.	19,701,262		18,871,697
Celgene Corporation	3,718,465	13,712,677	—
Chipotle Mexican Grill, Inc.	7,461,024		6,901,920
Cigna Corporation	11,934,824	9,417,184	—
Cintas Corporation	14,203,296		16,008,555
Constellation Brands, Inc. Class A	13,738,244		13,263,522
Consumer Discretionary Select Sector SPDR Fund	14,802,807	12,785,984	3,115,050
Consumer Staples Select Sector SPDR Fund	12,438,358	11,062,441	—
DXC Technology Co.	1,787,944	13,319,898	—
Edwards Lifesciences Corporation	20,377,867		21,995,627
Emerson Electric Co.	18,844,674		17,824,292
Exelon Corporation	11,532,029		12,750,180
Facebook, Inc. Class A	26,538,386	23,387,507	52,369,240
FedEx Corporation	21,230,939		19,572,572
Freeport-McMoRan, Inc.	7,969,788		7,157,722
Goldman Sachs Group, Inc.	21,284,833	7,264,789	11,138,785
JPMorgan Chase & Co.	15,417,532		33,312,740
Laboratory Corporation of America Holdings	18,875,904		19,335,381
Lazard Ltd Class A	11,002,897		9,684,180
Materials Select Sector SPDR Fund	6,108,608	5,989,062	—
Merck & Co., Inc.	23,383,410		23,393,780
Monster Beverage Corporation	9,157,280		9,001,830
Occidental Petroleum Corporation	9,489,932		9,388,896
Public Storage	17,301,715		19,532,646
Signature Bank	5,073,198	16,896,597	—
Simon Property Group, Inc.	14,905,635		14,738,454
Time Warner Inc.	9,028,473	9,837,113*	—
Tractor Supply Company	13,956,523		14,043,564
UnitedHealth Group Incorporated	28,473,227		39,843,216
Vanguard Information Technology ETF	8,866,065	9,234,856	—
WEC Energy Group Inc.	10,710,427		10,744,830

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended June 30, 2018
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2018
Wells Fargo & Company	$6,283,445	$20,169,344	$19,875,240
AbbVie, Inc.		5,731,156	24,617,105
Aetna Inc.		34,317,961	—
Albemarle Corporation		7,919,068	—
American Express Company		36,039,329	—
Amgen Inc.		21,067,207	—
Apple Inc.		22,106,620	63,936,994
AvalonBay Communities, Inc.		8,536,050	—
Carnival Corporation		8,521,451	—
CenterPoint Energy, Inc.		10,559,560	—
Chubb Limited		10,717,884	—
Citigroup Inc.		12,830,704	—
Cognizant Technology Solutions Corporation Class A		5,658,257	—
Colgate-Palmolive Company		11,511,165	—
Comcast Corporation Class A		23,659,628	9,383,660
Concho Resources Inc.		9,340,096	—
Cummins Inc.		19,434,821	—
Fortive Corp.		20,835,557	—
Johnson & Johnson		30,972,857	—
McKesson Corporation		9,180,164	—
Parker-Hannifin Corporation		17,102,507	—
PepsiCo, Inc.		10,457,883	14,632,128
Pfizer Inc.		5,526,673	19,991,731
Prologis, Inc.		7,408,813	15,509,409
SPDR S&P 500 ETF Trust		14,851,502	—
TJX Companies, Inc.		18,789,448	—
Utilities Select Sector SPDR Fund		6,392,065	—
Waters Corporation		11,722,426	—

*
Received cash and shares of AT&T Inc. pursuant to an acquisition

The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2008	$840,012	87,406	$9.61	$8.03	$.26	$.38	$—	$.64	5.7%
2009	1,045,027	87,415	11.95	10.10	.15	.30	—	.45	5.2
2010	1,124,672	88,885	12.65	10.72	.14	.37	—	.51	5.1
2011	1,050,734	91,074	11.54	9.64	.15	.50	—	.65	6.1
2012	1,155,997	93,030	12.43	10.59	.18	.49	—	.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22	.62	—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
June 30, 2018	1,811,151	101,105	17.91	15.42	.14**	.01**	—	.15	—
*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

**
Paid or declared

Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on April 19, 2018. The following votes were cast for directors:
	Votes For	Votes Withheld
Enrique R. Arzac	80,924,213	5,656,853
Kenneth J. Dale	81,311,541	5,269,525
Frederic A. Escherich	81,284,052	5,297,014
Roger W. Gale	80,966,020	5,615,046
Lauriann C. Kloppenburg	81,666,256	4,914,810
Kathleen T. McGahran	81,402,972	5,178,094
Craig R. Smith	80,941,581	5,639,485
Mark E. Stoeckle	81,220,698	5,360,368
A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2018 was approved with 84,428,603 votes for, 1,033,521 votes against, and 1,118,942 shares abstaining.

Other Information

Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their election by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2018 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com; select Fund name and click the headings "Funds" and then "Reports & Literature".
Website Information
Investors can find the Fund’s daily NAV per share, the market price, the discount/ premium to NAV per share, and quarterly changes in portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (2),(3)	Roger W. Gale (1),(2),(4)	Craig R. Smith (3),(4)
Kenneth J. Dale (1), (3),(4)	Lauriann C. Kloppenburg (2),(3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1),(2),(4)	Kathleen T. McGahran (1),(5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel, Secretary and Chief Compliance Officer
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
January 2018	--	--	--	1,612,522
February 2018	27,500	$15.51	27,500	1,585,022
March 2018	67,694	$14.83	67,694	1,517,328
April 2018	--	--	--	1,517,328
May 2018	267,343	$15.25	267,343	1,249,985
June 2018	256,478	$15.60	256,478	993,507
Total	619,015	$15.36	619,015

(1)	There were no shares purchased other than through a publicly announced plan or program.

(2a)	The Plan was announced on December 11, 2014.

(2b)	The share amount approved in 2014 was 5% of outstanding shares, or 4,667,000 shares.

(2c)	The Plan has no expiration date.

(2d)	None.

(2e)	None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

 Item not applicable to semi-annual report.

Item 13. Exhibits.

(a)	(1)	Code of ethics exhibits: not applicable; see registrant's response to Item 2 above.

	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b)	A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	July 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	July 26, 2018

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	July 26, 2018